UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2015 (April 6, 2015)

New Residential Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 7, 2015, New Residential Investment Corp., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “April 7th Form 8-K”), which included, among other things, descriptions of the Termination Agreement, the Purchase Agreement, the Registration Rights Agreement, the Services Agreement and the New Merger Agreement (each as defined therein) (collectively, the “Agreements”). This Current Report on Form 8-K is being filed solely to include the Agreements as Exhibits 2.1 through 2.5 under part (d) of Item 9.01 of this Current Report.

The descriptions of the Agreements included in the April 7th Form 8-K do not purport to be complete and are subject to, and qualified in their entirety, in each case, by the full text of each such agreement, copies of which are attached hereto as Exhibits 2.1 through 2.5, and are incorporated by reference into the corresponding descriptions in the April 7th Form 8-K.

Each of the Agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company, HLSS, the Buyers, Merger Sub (each as defined in the April 7th Form 8-K) or any of their respective subsidiaries or affiliates. The representations, warranties and covenants that may be contained in such agreements (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to each such agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the certain of those agreements (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, such agreements are included with this filing only to provide investors with information regarding the terms of such agreements, and not to provide investors with any other factual information regarding the Company, HLSS, the Buyers, Merger Sub or their respective businesses, or the transactions contemplated by such agreements other than the terms thereof. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, HLSS, the Buyers, Merger Sub or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of such agreements may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the execution of such agreements, which subsequent information may or may not be fully reflected in the Company’s or HLSS’s public disclosures. None of such agreements should be read alone, and each should instead be read in conjunction with the other information regarding the Company, HLSS, the Buyers and Merger Sub that is or will be contained in, or incorporated by reference into, the proxy statement of HLSS, as well as the Company’s and HLSS’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of the Company and HLSS make with the SEC.

Forward Looking Statements

This Current Report on Form 8-K and the exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the expected closing of the New Merger (as defined in the April 7th Form 8-K) and the timing of the closing thereof. These statements are based on the current expectations and beliefs of Company management and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the control of the Company, such as the consent of third parties. The Company can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” incorporated by reference in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.newresi.com).

Factors which could have a material adverse effect on the Company’s operations and future prospects include, but are not limited to, the following risks relating to the transactions contemplated by the exhibits hereto and described herein, including in respect of the satisfaction of closing conditions to the New Merger; unanticipated difficulties and/or expenditures relating to the transactions; uncertainties as to the timing of the New Merger; litigation relating to the transactions; the impact of the transactions on each party’s relationships with employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the transactions. In addition, the risks to which HLSS’s business is subject, including those risks described in the periodic reports of HLSS filed with the SEC, could adversely affect the proposed transactions and the Company’s operations and future prospects.

New risks and uncertainties may also emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

A meeting of the shareholders of HLSS will be announced to obtain shareholder approval of the New Merger. HLSS intends to file with the SEC a proxy statement and other relevant documents in connection with the New Merger. The definitive proxy statement will be sent or given to the shareholders of HLSS and will contain important information about the proposed transaction and related matters. HLSS’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HLSS, THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by HLSS with the SEC at the SEC’s website at www.sec.gov, at HLSS’s website at www.HLSS.com or by sending a written request to HLSS at Home Loan Servicing Solutions, Ltd. c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands, Attention: Secretary.

HLSS, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the shareholders of HLSS in favor of the New Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of HLSS’s shareholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding HLSS’s directors and officers is included in HLSS’s 2014 Form 10-K and the proxy statement for HLSS’s 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014. Additional information regarding the Company’s directors and officers is included in the Company’s 2014 Form 10-K and the proxy statement for the Company’s 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Termination Agreement, dated as of April 6, 2015, by and among New Residential Investment Corp., Home Loan Servicing Solutions, Ltd. and Hexagon Merger Sub Ltd.

2.2	Share and Asset Purchase Agreement, dated as of April 6, 2015, by and among New Residential Investment Corp., HLSS Advances Acquisition Corp., HLSS MSR-EBO Acquisition LLC and Home Loan Servicing Solutions, Ltd.*

2.3	Registration Rights Agreement, dated as of April 6, 2015, by and between New Residential Investment Corp and Home Loan Servicing Solutions, Ltd.

2.4	Services Agreement, dated as of April 6, 2015, by and between HLSS Advances Acquisition Corp. and Home Loan Servicing Solutions, Ltd.

2.5	Agreement and Plan of Merger, dated as of April 6, 2015, by and among New Residential Investment Corp., Home Loan Servicing Solutions, Ltd. and Hexagon Merger Sub Ltd.*

*	The schedules to the Purchase Agreement and the New Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Jonathan Brown
Jonathan Brown
Interim Chief Financial Officer & Chief Accounting Officer

Date: April 10, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1	Termination Agreement, dated as of April 6, 2015, by and among New Residential Investment Corp., Home Loan Servicing Solutions, Ltd. and Hexagon Merger Sub Ltd.

2.2	Share and Asset Purchase Agreement, dated as of April 6, 2015, by and among New Residential Investment Corp., HLSS Advances Acquisition Corp., HLSS MSR-EBO Acquisition LLC and Home Loan Servicing Solutions, Ltd.*

2.3	Registration Rights Agreement, dated as of April 6, 2015, by and between New Residential Investment Corp and Home Loan Servicing Solutions, Ltd.

2.4	Services Agreement, dated as of April 6, 2015, by and between HLSS Advances Acquisition Corp. and Home Loan Servicing Solutions, Ltd.

2.5	Agreement and Plan of Merger, dated as of April 6, 2015, by and among New Residential Investment Corp., Home Loan Servicing Solutions, Ltd. and Hexagon Merger Sub Ltd.*

*	The schedules to the Purchase Agreement and the New Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request.